ARROW ALTERNATIVE SOLUTIONS FUND

a series of Arrow Investments Trust

CLASS A SHARES:  ASFFX

CLASS C SHARES:  ASFTX

INSTITUTIONAL CLASS SHARES:  ASFNX

Supplement dated September 17, 2012

to the Prospectus dated March 1, 2012

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The following sentence beginning at the bottom of page 32 is deleted in its entirety from the Prospectus dated March 1, 2012:

“Following this approach, the Advisor expects, under normal circumstances, to maintain net long exposure (longs minus shorts) of less than 80% of Fund assets and gross exposure (longs plus shorts) of less than 250% of Fund assets.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated March 1, 2012, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-277-6933.  The Prospectus may be obtained by visiting the Fund’s website at www.arrowfunds.com.  You should retain this Supplement for future reference.